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                                                                    EXHIBIT 23.2




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Forcenergy Inc pertaining to the 1999 Employee Stock Purchase Plan of our report dated March 21, 1999 relating to the financial statements, which report is included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998.


PRICEWATERHOUSECOOPERS LLP

/s/ PricewaterhouseCoopers LLP

Miami, Florida
February 15, 2000